Exhibit 10.1

Stock-Settled	Denny’s Corporation
Restricted Stock Unit	203 East Main Street
Award Certificate	Spartanburg, SC 29319

F. Mark Wolfinger (“Grantee”)

You have been awarded restricted stock units (the “Units”) under the Denny’s Corporation 2004 Omnibus Incentive Plan (the “Plan”) entitling you to receive shares of Denny’s Corporation $0.01 par value common stock at a future time under the terms indicated below:

Grant Date of Award: July 9, 2007
Number of Restricted Stock Units Awarded: 109,890
Vesting Schedule:
Vesting Date	Percent of Units Vested
July 9, 2008	20%
July 9, 2009	40%
July 9, 2010	60%
July 9, 2011	80%
July 9, 2012	100%

No right or interest may be pledged, encumbered, or hypothecated to or in favor of any party other than Denny’s Corporation (the “Company”), or shall be subject to any lien, obligation, or liability to any party other than the Company.  This award is not assignable or transferable by you other than by will or the laws of descent and distribution.

This award is governed by the terms of the Denny’s Corporation 2004 Omnibus Incentive Plan, and subject to the Terms and Conditions on the following page.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

/s/ Nelson J. Marchioli For Denny’s Corporation	July 10, 2007 Date

TERMS AND CONDITIONS

1. Vesting of Units.  The Units have been credited to a bookkeeping account on behalf of Grantee.  The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):

(a) as to the percentages of the Units specified on page 1 hereof, on the respective dates specified on page 1 hereof, or

(b) upon Grantee’s termination of employment with the Company due to death or Disability, or

(c) upon Grantee’s termination of employment within two years following a Change in Control by the Company without Cause or by Grantee for Good Reason.

If Grantee’s  terminates  prior to the Vesting Date for any reason other than as described in (b) or (c) above, Grantee shall forfeit all right, title and interest in and to the Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee.

For purposes of this Agreement, “Good Reason” shall mean (i) a material diminution in Grantee’s base compensation; (ii) a material diminution in Grantee’s authority, duties, or responsibilities; (iii) a material change in the primary geographic location at which Grantee performs services for the Company; or (iv) any other action or inaction that constitutes a material breach by the Company of any employment agreement between the Company and Grantee.

2. Conversion to Stock.  Any Units that vest in accordance with Section 1 above will be converted to actual shares of Stock on July 9, 2012 (the “Conversion Date”).  Stock certificates evidencing the conversion of Units into shares of Stock will be registered on the books of the Company in Grantee’s name as of the Conversion Date and delivered to Grantee as soon as practical thereafter.

3.  Rights as Stockholder.  Grantee shall not have voting or any other rights as a stockholder of the Company with respect to the Units.  Dividends or dividend equivalents will not be paid with respect to the Units.  Upon conversion of the Units into shares of Stock, Grantee will obtain full voting and other rights as a stockholder of the Company.

4. Limitation of Rights.  The Units do not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the Units.  Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate.

5. Payment of Taxes.  Grantee will, no later than the date as of which any amount related to the Units first becomes includable in Grantee’s gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind (including Grantee’s FICA obligation) required by law to be withheld with respect to such amount.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

6. Amendment.  The Committee may amend, modify or terminate this Certificate without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this award determined as if it had been fully vested (i.e., as if all restrictions on the Units hereunder had expired) on the date of such amendment or termination.

7. Plan Controls.  The terms contained in the Plan are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative.

8. Successors.  This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plan.

9. Severability.  If any one or more of the provisions contained in this Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

10. Notice.  Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

Cash-Settled	Denny’s Corporation
Restricted Stock Unit	203 East Main Street
Award Certificate	Spartanburg, SC 29319

F. Mark Wolfinger  (“Grantee”)

You have been awarded restricted stock units (the “Units”) under the Denny’s Corporation 2004 Omnibus Incentive Plan (the “Plan”) each entitling you to receive a cash payment equal to the value of one share of Denny’s Corporation $0.01 par value common stock at a future time under the terms indicated below:

Grant Date of Award: July 9, 2007
Number of Restricted Stock Units Awarded: 109,890
Vesting Schedule:
Vesting Date	Percent of Units Vested
July 9, 2008	20%
July 9, 2009	40%
July 9, 2010	60%
July 9, 2011	80%
July 9, 2012	100%

No right or interest may be pledged, encumbered, or hypothecated to or in favor of any party other than Denny’s Corporation (the “Company”), or shall be subject to any lien, obligation, or liability to any party other than the Company.  This award is not assignable or transferable by you other than by will or the laws of descent and distribution.

This award is governed by the terms of the Denny’s Corporation 2004 Omnibus Incentive Plan (the “Plan”), and subject to the Terms and Conditions on the following page.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

/s/ Nelson J. Marchioli For Denny’s Corporation	July 10, 2007 Date

TERMS AND CONDITIONS

1. Vesting of Units.  The Units have been credited to a bookkeeping account on behalf of Grantee.  The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):

(a) as to the percentages of the Units specified on page 1 hereof, on the respective dates specified on page 1 hereof, or

(b) upon Grantee’s termination of employment with the Company due to death or Disability, or

(c) upon Grantee’s termination of employment within two years following a Change in Control by the Company without Cause or by Grantee for Good Reason.

If Grantee’s  terminates  prior to the Vesting Date for any reason other than as described in (b) or (c) above, Grantee shall forfeit all right, title and interest in and to the Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee.

For purposes of this Agreement, “Good Reason” shall mean (i) a material diminution in Grantee’s base compensation; (ii) a material diminution in Grantee’s authority, duties, or responsibilities; (iii) a material change in the primary geographic location at which Grantee performs services for the Company; or (iv) any other action or inaction that constitutes a material breach by the Company of any employment agreement between the Company and Grantee.

2. Settlement in Cash.  Any Units that vest in accordance with Section 1 above will entitle Grantee to receive a cash payment equal to the Fair Market Value, as of the Vesting Date, of one share of Stock for each vested Unit.  Such payment shall be made on or as soon as practicable following the Vesting Date, and no later than the 15th day of the third month after the month in which the Vesting Date occurs.

3. Limitation of Rights.  The Units do not confer to Grantee or Grantee’s beneficiary any voting or any other rights of a stockholder of the Company.  Dividends or dividend equivalents will not be paid with respect to the Units. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate.

4. Payment of Taxes.  Grantee will, no later than the date as of which any amount related to the Units first becomes includable in Grantee’s gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind (including Grantee’s FICA obligation) required by law to be withheld with respect to such amount.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

5. Amendment.  The Committee may amend, modify or terminate this Certificate without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this award determined as if it had been fully vested (i.e., as if all restrictions on the Units hereunder had expired) on the date of such amendment or termination.

6. Plan Controls.  The terms contained in the Plan are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative.

7. Successors.  This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plan.

8. Severability.  If any one or more of the provisions contained in this Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

9. Notice.  Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.